Exhibit 10.3

SECOND

AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This Second Amendment to the Registration Rights Agreement (this “Second Amendment”) is made and entered into as of December 5, 2025, by and among Pineapple Financial Inc., a corporation continued and existing under the Canada Business Corporations Act (the “Company”) and each investor (each, including its successors and assigns, an “Investor” and collectively, the “Investors”, and together with the Company, the “Parties”) identified on the signature pages to that certain Registration Rights Agreement, dated as of September 2, 2025, as amended on November 7, 2025 (the “Registration Rights Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

RECITALS:

A. WHEREAS, the Company entered into a securities purchase agreement dated as of September 2, 2025, as amended, with certain accredited investors pursuant to which the Company agreed to sell and issue subscription receipts of the Company at an offering price of $3.80 per subscription receipt, with respect to certain purchasers, and $4.16 per subscription receipt with respect to certain purchasers (the “Securities Purchase Agreement”);

B. WHEREAS, in connection with entering into the Securities Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement, pursuant to which the Company agreed to file a registration statement covering the resale of all Registrable Securities;

C. WHEREAS, in due consideration of the promises that the Parties have made to each other in the Registration Rights Agreement and therewith, the Parties desire to amend the Registration Rights Agreement in the manner set forth herein;

D. WHEREAS, Section 9 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended in a written instrument signed by (i) the Company and (ii) the holders of a majority of the then outstanding Registrable Securities (the “Requisite Consent”);

D. WHEREAS, the Investors identified on the signature pages hereto constitute the Requisite Consent; and

E. WHEREAS, the Parties intend that this Second Amendment shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENTS

1.1 Section 2(a) in the Registration Rights Agreement is hereby amended and restated in its entirety, and replaced with the following:

2. REGISTRATION.

(a) Mandatory Registration. The Company shall prepare, as promptly as reasonably practicable after the Closing Date, and in any event no later than December 15, 2025 (the “Filing Deadline”), shall file with the SEC an initial Registration Statement (the “Initial Registration Statement”) covering the resale of all Registrable Securities. Before filing the Registration Statement, the Company shall furnish to the Investors a copy of the Registration Statement. The Investors and their counsel shall have at least five (5) Business Days prior to the anticipated filing date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus, prior to its filing with the SEC, provided that such notice and prior review by the Investors and their counsel shall not be required in connection with any supplements or amendments related solely to the Company filing its regular Current Reports on Form 8-K. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A. The Company shall (a) use its reasonable best efforts to address in each such document prior to being so filed with the SEC such comments as the Investor or its counsel reasonably propose, and (b) not file any Registration Statement or related prospectus or any amendment or supplement thereto containing information regarding the Investor to which the Investor reasonably objects, unless such information is required to comply with any applicable law or regulation. The Investors shall promptly furnish all information reasonably requested by the Company and as shall be reasonably required in connection with any registration referred to in this Agreement.

ARTICLE II

MISCELLANEOUS

2.1 No other Amendments. Except as expressly amended hereby, the terms and conditions of the Registration Rights Agreement shall continue in full force and effect.

2.2 Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

2.3 Miscellaneous. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Registration Rights Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

COMPANY:

PINEAPPLE FINANCIAL INC.

By:
Name:
Title:

[Signature Page to Second Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Registration Rights Agreement to be duly executed as of date first written above.

INVESTOR:

By:
Name:
Title:

[Signature Page to Second Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Registration Rights Agreement to be duly executed as of date first written above.

INVESTOR:

By:
Name:
Title:

[Signature Page to Second Amendment to Registration Rights Agreement]